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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of earliest event
  reported:  May 23, 1996



                           PROTECTIVE LIFE CORPORATION
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             (Exact name of registrant as specified in its charter)



    Delaware                           0-9924                  95-2492236
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   (State of                   (Commission File Number)       (IRS Employer
Incorporation)                                              Identification No.)



2801 Highway 280 South,  Birmingham, Alabama                      35223
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 (Address of principal executive offices)                       (Zip Code)





                                 (205) 879-9230
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                         (Registrant's telephone number)

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          Item 7.  EXHIBITS.  The documents listed below are filed as Exhibits with reference to the Registration Statements on Form S-3 (Registration Nos. 33-55063 and 333-03435, respectively) of Protective Life Corporation (the "Company") and PLC Capital L.L.C. The Registration Statements and the Prospectus Supplement, dated May 23, 1996, to the Prospectus, dated October 12, 1994, relate to the offering of 2,000,000 shares of the Company's Common Stock.


1(c) Underwriting Agreement, dated May 23, 1996, among the Company and the Representatives of the several Underwriters named therein.

1(c)(1) Pricing Agreement, dated May 23, 1996, among the Company and the representatives of the several Underwriters named therein.

1(c)(2)   Press release, dated May 24, 1996.



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, Protective Life Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         PROTECTIVE LIFE CORPORATION



                         By       /S/ JERRY W. DEFOOR
                            ----------------------------------------------------
                                  Jerry W. DeFoor
                             Vice President and Controller
                             and Chief Accounting Officer



Dated:  May 29, 1996


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                                   EXHIBIT INDEX



Exhibit                                                                     Page
- -------                                                                     ----
1(c) Underwriting Agreement, dated May 23, 1996, among the Company and the Representatives of the several Underwriters named therein.

1(c)(1) Pricing Agreement, dated May 23, 1996, among the Company and the representatives of the several Underwriters named therein.

1(c)(2)   Press Release, dated May 24, 1996.